UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2006
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 17, 2006, A. Schulman, Inc., (the “Company”) entered into a transition agreement (the “Transition Agreement”) with Robert A. Stefanko in connection with his decision to retire from the Company, which was previously announced in the Company’s Current Report on Form 8-K dated January 4, 2006. A copy of the Transition Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the following summary of the Transition Agreement is qualified entirely by reference to the text of the Transition Agreement.
     Under the terms of the Transition Agreement, Mr. Stefanko retired as Chairman and a member of the Board of Directors, and as Executive Vice President-Finance, Chief Financial Officer and Treasurer of the Company, effective April 17, 2006. Mr. Stefanko has agreed to remain as an employee of the Company through October 31, 2006 in order to ensure a successful transition to the new Chief Financial Officer. In addition, Mr. Stefanko has agreed not to compete with the Company for a three-year period beginning November 1, 2006.
     The Transition Agreement provides that Mr. Stefanko will continue to receive compensation pursuant to his current employment agreement through October 31, 2006, instead of March 1, 2008 as anticipated under that agreement. As soon as permitted after November 1, 2006 (which is expected to be six months thereafter), the Company will pay Mr. Stefanko a lump sum of $767,500 plus the fair market value (as of October 31, 2006) of 6,750 shares of restricted stock which Mr. Stefanko will forfeit on November 1, 2006. In addition to this lump sum payment, the Company will facilitate payment or the availability of any benefit or amount due under any program the Company maintains and in which Mr. Stefanko participates (including, without limitation, payments under the 1985 and 1991 Deferred Compensation Agreements, the Qualified Profit Sharing Plan and the Non-qualified Profit Sharing Plan) but only to the extent that such benefits were earned and vested on or before November 1, 2006. The Transition Agreement also confirms that effective November 1, 2006, Mr. Stefanko and his spouse will be entitled to participate in the Company’s retiree medical program and that in the event such program is terminated or amended the Company will provide Mr. Stefanko and his spouse with comparable coverage to that being provided under the plan as it was in effect on April 1, 2006. The Company has agreed to continue an insurance policy on Mr. Stefanko’s life ($250,000 death benefit) through March 1, 2008. Thereafter, the policy will be administered as if Mr. Stefanko had retired at age 65.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On April 17, 2006, and as previously announced in the Company’s Current Report on Form 8-K dated January 4, 2006:
•	Robert A. Stefanko retired as the Chairman and member of the Board of Directors and as Executive Vice President — Finance, Chief Financial Officer and Treasurer of the Company;

•	Terry L. Haines, President and Chief Executive Officer of the Company, began serving as Chairman of the Board of Directors in addition to his other positions with the Company; and

•	Paul F. DeSantis began serving as Vice President — Chief Financial Officer and Treasurer. Biographical information on Mr. DeSantis was included in the Company’s Current Report on Form 8-K dated January 4, 2006 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description
99.1	Transition Agreement by and between A. Schulman, Inc. and Robert A. Stefanko, dated April 17, 2006
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Vice President — Chief Financial Officer and Treasurer

Date: April 21, 2006

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